UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): June 11, 2014
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report) __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Stockholders of Nexstar Broadcasting Group, Inc. (the “Company”) held on June 11, 2014 and received the votes set forth below:

1.	All of the following persons nominated were elected to serve as Class II directors for a term of three years and received the number of votes set opposite their respective names:

	FOR:	WITHHELD:	BROKER NON-VOTES:
I. Martin Pompadur	21,849,219	7,101,005	901,574
Dennis A. Miller	28,677,397	272,827	901,574

2.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014 received 29,395,085 votes FOR, 389,004 votes AGAINST and 67,709 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: June 16, 2014	Name:	Thomas E. Carter
	Title:	Chief Financial Officer